UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: July 10, 2001

                                CYBERENERGY, INC.
                                -----------------
             (Exact name of registrant as specified in its charter)

                                     NEVADA
         (State or other jurisdiction of incorporation or organization)


         0-31413                                      88-0356064
         -------                                      ----------
 (Commission File Number)                (IRS Employer Identification Number)




                          c/o Buster Williams, Jr., CEO
                     200 South Los Robles Avenue, Suite 230
                           Pasadena, California 91101
                           --------------------------
                    (Address of principal executive offices)

                                 (800) 520-5626
                                 --------------
              (Registrant's telephone number, including area code)




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ITEM 2.           Acquisition or Disposition of Assets

On June 26 , 2001, the Corporation signed a Stock Acquisition Agreement with Buster Williams, Jr., David Williams, Mei Chen, Caitlin Rabanera, Matt Morris, Sandra Jorgensen and Athena V. Killeen, for the purchase of 4,085,000 shares of Bottomline Mortgage, Inc. a California corporation. In exchange for the transfer of these shares and a controlling interest in this business and its operations the Corporation has agreed to issue to the selling shareholders 10,000,000 shares of its common stock. It is estimated that this will represent in excess of 70% of the issued and outstanding shares of the common stock of the Corporation as of the closing of this transaction.

Bottomline Mortgage, Inc. will operate as a subsidiary of the Corporation. Bottomline Mortgage, Inc. was incorporated in California on August 31, 1989. It is in the business of providing low-cost home mortgages in twenty plus states. Its mortgage products, in addition to the traditional first mortgages for purchase and refinance, include home equity and no equity mortgages used for home improvement and debt consolidation mortgages. Bottomline offers this diverse line of mortgage products through three distinct types of services:

         1. Traditional wholesale broker service where a network of brokers and correspondents originate Bottomline's line of mortgage products direct with their customers and forward their fully processed mortgage packages to Bottomline to underwrite and close their loans.
         2. Traditional retail service, where Bottomline's loan officers and originators, contact customers directly through leads generated by a network of Realtor referrals, direct mail marketing and telephone marketing.
         3. Internet service, where consumers can originate mortgages on line, as more customers become accustomed to originating their real estate mortgages over their Internet.
 for the purpose of retail origination and funding of residential mortgages. The Company can be characterized as an independent mortgage company engaged in originating, processing, and funding mortgage loans on single and multiple family residences.

Bottomline Mortgage Inc. uses the most advanced technology available to close loans quickly, at a low cost. By combining the use of the Internet along with advanced processing software and automated underwriting systems Bottomline Mortgage has taken the mystery out of approving and closing a homeloan. The Bottomline Mortgage philosophy is "Customers for Life" A strong and genuine belief in the "customer for life" principal of doing business is what fuels Bottomline Mortgage. Referrals from previous customers and local real estate professionals have always delivered the majority of the Company's production. Its' website can be found at www.bottomlinemortgage.com .


ITEM 4.           Changes in Registrant's Certifying Accountant

On June 19, 2001, Cyberenergy, Inc. ("the Company") dismissed Jones, Wright, Simkins and Associates ("Jones"), as the principal accountant previously engaged


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to audit the Company's financial statements. Effective June 14, 2001, the
Company retained Mantyla McReynolds as the principal accountants to replace Jones. The Company's audit committee and board of directors approved the change of accountants from Jones to Mantyla McReynolds.

Previously on November 9, 2000, as reported in an 8-K filed on November 9, 2000, Cyberenergy, Inc. ("the Company") dismissed Tanner + Co. ("Tanner"), the principal accountant previously engaged to audit the Company's financial statements. Effective November 9, 2000, the Company retained Jones, Wright, Simkins and Associates ("Jones") as the principal accountants to replace Tanner. The audit reports of Tanner on the Company's financial statements for the fiscal year ending December 31, 1999 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except such reports were modified to include an explanatory paragraph for a going concern uncertainty.

The audit reports of Jones on the Company's financial statements for the fiscal year ending December 31, 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except such reports were modified to include an explanatory paragraph for a going concern uncertainty.

In connection with the audit of the fiscal year ending December 31, 2000 and the subsequent interim periods through June 19, 2001, the date of dismissal, the Company had no disagreements with Jones on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures. Had there been any disagreements that were not resolved to their satisfaction, such disagreements would have caused Jones to make reference in connection with their opinion to the subject matter of the disagreement. In addition, during that time there were no reportable events (as defined in Item 304(a)(1)(iv) of Regulation S-B).

During the fiscal years ending December 31, 1999 and 2000, and the subsequent interim period through June 19, 2001, the date of dismissal, and prior to such appointment, the Company did not consult with Mantyla McReynolds regarding the application of generally accepted accounting principles to a specific transaction, either proposed or completed, or the type of audit opinion that might be rendered on the Company's financial statements. Since there were no disagreements or reportable events (as defined in Item 304(a)(2) of Regulation S-B), the Company did not consult Jones in respect to these matters during that time.

The Company provided Jones with a copy of this report prior to filing it with the SEC. The Company requested that Jones furnish the Company with a letter to the SEC stating whether Jones agrees with the above statements. A copy of that letter dated July 5, 2001 is filed as Exhibit 1 to this Form 8-K/A.



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ITEM 7.           Financial Statements and Exhibits

The following exhibit(s) are included as part of this report:

          a) Letter from Jones. dated July 5, 2001, relating to the dismissal of its services as the Registrant's independent auditors (SEC Reference Number 16).

          b) Stock Acquisition Agreement, dated May 26, 2001 between Cyberenergy, Inc. and Buster Williams, Jr., David Williams, Mei Chen, Caitlin Rabanera, Matt Morris, Sandra Jorgensen and Athena
               V. Killeen.

Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Cyberenergy, Inc.

Signature                                                     Date



By:    /s/ Buster Williams                                    July 10, 2001
   -------------------------------------------------
Name: Buster Williams, Jr.
Title:   CEO
























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                                (Letterhead of)
                   Jones, Wright, Simkins and Associates LLP

95 West 100 South, Suite #200
LOGAN, UTAH
PHONE: (435) 752-1510
FAX: (435) 752-4878



                                  July 5, 2001



Securities and Exchange Commission
450 Fifth Street, NW
Washington, D.C. 20549

         Re: Cyberenergy, Inc.



We have read the statements that we understand Cyberenergy, Inc. will include under Item 4 of the form 8-K/A report it will file regarding the recent change of auditors. We agree with such statements made regarding our firm. We have no basis to agree or disagree with other statements made under Item 4.

Yours truly,

/s/ Jones, Wright, Simkins and Associates LLP
---------------------------------------------------
Jones, Wright, Simkins and Associates LLP





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